ING MUTUAL FUNDS

ING Foreign Fund

Supplement dated July 16, 2007

to the Class A, Class B, Class C, Class I,

Class O and Class Q shares

Statement of Additional Information (“SAI”)

Dated February 28, 2007

Effective immediately, the SAI is supplemented to reflect the following:

The paragraphs under section “Foreign and Emerging Market Investments – Foreign Currency Exchange Transactions” beginning on page 15 of the SAI are hereby deleted and replaced with the following:

Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract is an agreement to exchange one currency for another- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won at a future date.  Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives.  Neither spot transactions for forward foreign currency exchange contracts eliminate fluctuations in the prices of the Funds’ portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. (The Foreign Fund may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes.  In addition, Foreign Fund may enter into forward contracts for “cross hedging” purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency.  Foreign Fund may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.)

Although these transactions used for hedging purposes tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management’s need to protect the status of a Fund as a regulated investment company under the Internal Revenue Code.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE